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                                                                    EXHIBIT 99.1

                                                   Contact:  Sitrick and Company
                                                                   Steve Hawkins
                                                                  (310) 788-2850

FOR IMMEDIATE RELEASE

        INCOMNET FILES CHAPTER 11 TO FACILITATE FINANCIAL RESTRUCTURING

IRVINE, CALIF.--SEPTEMBER 2, 1999--INCOMNET, INC. (NASDAQ: ICNTE) AND INCOMNET COMMUNICATIONS CORP. announced today that, to facilitate a financial restructuring, they have filed voluntary petitions for protection under Chapter 11 of the U.S. Bankruptcy Code. Incomnet CC, a leading provider of long distance telecommunications services, said the filing would allow the Company's new management the time necessary to reorganize the Company and to explore and possibly effect a debt-for-equity exchange, merger of the Company or other transaction.

    George Blanco, Executive Vice President and Chief Financial Officer of Incomnet CC said that during the Chapter 11 proceeding, the Company's business would continue to operate as usual. "Throughout this process, we will continue to provide quality long distance service to our customers, while keeping our representatives and employees informed," he said. Mr. Blanco added that during this process, employee salaries, bonuses and commissions will be paid without interruption.

    "The Company's management pursued all available strategic alternatives prior to making this decision," he stated, "including a sale of the Company's assets, a merger, a scale-back of operations and the restructuring of the Company's debt and other obligations. After exploring all available alternatives, we concluded that a voluntary Chapter 11 proceeding was in the best interests of all of the Company's constituents."

    Mr. Blanco said that the telecommunications industry has been buffeted by intense competition which has affected re-sellers and increased the cost of customer acquisition. In addition, the Company's new management team was faced with a number of litigation matters.

    "Chapter 11 will enable us to continue the operational turnaround we have started and to clean up the Company's balance sheet, while meeting our obligations to our customers, representatives and employees," he stated. It will allow us to distance ourselves from past issues." Mr. Blanco said that the Company's past history has overshadowed the progress Incomnet's new management has made.

    "We are adding 6,000 to 7,000 new customers each month, we're introducing a new Internet product and we have completed a new compensation plan for our marketing representatives," he stated. "We have also cut costs and begun streamlining the organization to be more efficient and customer responsive."

    "Although we recognize that there is a lot of work yet to be done, with the support of the Company's various constituents, we expect Incomnet to emerge from its reorganization as a stronger, more profitable and an extremely competitive new company," he said.

    Incomnet, Inc. is a marketing driven company that provides innovative, cost-saving products to the telecommunications industry. Incomnet, Inc.'s wholly owned subsidiary, Incomnet Communications Corp., is a reseller of long distance and other communications products to residential and small business customers through its independent sales representatives using a network marketing strategy.

    THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INCOMNET INTENDS THAT SUCH FORWARD-LOOKING STATEMENTS BE SUBJECT TO THE SAFE HARBORS CREATED BY SUCH STATUTES. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE BASED ON CURRENT EXPECTATIONS
THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. ACCORDINGLY, TO THE EXTENT
THAT THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE FINANCIAL
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CONDITION, OPERATING RESULTS, BUSINESS PROSPECTS OR ANY OTHER ASPECT OF INCOMNET
AND ITS SUBSIDIARIES, PLEASE BE ADVISED THAT INCOMNET AND ITS SUBSIDIARIES, ACTUAL FINANCIAL CONDITION, OPERATING RESULTS AND BUSINESS PERFORMANCE MAY
DIFFER MATERIALLY FROM THAT PROJECTED OR ESTIMATED BY INCOMNET IN
FORWARD-LOOKING STATEMENTS. THE DIFFERENCE MAY BE CAUSED BY A VARIETY OF
FACTORS, INCLUDING, BUT NOT LIMITED TO, ADVERSE ECONOMIC CONDITIONS, INTENSE COMPETITION, ADVERSE FEDERAL, STATE AND LOCAL GOVERNMENT AND AGENCY REGULATION, INADEQUATE CAPITAL, UNEXPECTED COSTS AND OPERATING DEFICITS, LOWER SALES AND REVENUES THAN FORECAST, LOSS OF CUSTOMERS, LITIGATION AND ADMINISTRATIVE PROCEEDINGS INVOLVING INCOMNET, INABILITY TO CARRY OUT MARKETING AND SALES
PLANS, LOSS OF INDEPENDENT SALES REPRESENTATIVES AND OTHER SPECIFIC RISKS THAT MAY BE ALLUDED TO IN THIS PRESS RELEASE OR IN OTHER REPORTS ISSUED BY INCOMNET. THE INCLUSION OF ANY FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE SHOULD NOT BE REGARDED AS A REPRESENTATION BY INCOMNET OR ANY OTHER PERSON THAT THE OBJECTIVES OR PLANS OF INCOMNET WILL BE ACHIEVED.

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